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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) June 24, 1999




                         Hyperion Solutions Corporation
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               (Exact Name of Registrant as Specified in Charter)



          Delaware                    000-26934                77-0277772
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(State or other jurisdiction    (Commission File No.)      (I.R.S. Employer
 of incorporation)                                         Identification No.)




                              1344 Crossman Avenue
                           Sunnyvale, California 94089
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              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (408) 744-9500



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          (Former Name or Former Address, if changed since last Report)



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Item 5.  Other Events.

         Effective June 24, 1999, John M. Dillon, the former President and Chief Executive Officer of Hyperion Solutions Corporation ("Hyperion"), resigned from Hyperion's Board of Directors.








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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                              HYPERION SOLUTIONS CORPORATION



                              By: /s/ Stephen V. Imbler
                                  ---------------------------------------------
                                  Stephen V. Imbler,
                                  Interim President, Chief Executive Officer,
                                  Senior Vice President and Chief
                                  Financial Officer



Date:  July 27, 1999